

CIRCOR

Energy
Aerospace & Defense
Industrial

Fourth Quarter 2019
Investor Review

Presented March 2, 2020

Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's first-quarter 2020 guidance, our future performance, including future growth and profitability, increase in shareholder value, realization of cost reductions from restructuring activities and expected synergies, and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs and any actions of stockholders or other in response to expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions. ***BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM.*** *We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.*

See page 14 for information on the use of non-GAAP financial measures.

Q4 Results

CIRCOR

($ millions, except EPS)

	Q4 2019		Q4 2018		
	GAAP	Adjusted*	GAAP	Adjusted*	Adj Ex Div*
Orders	237	237	271	271	244
Sales	**243**	**243**	**267**	**267**	**240**
Gross Margin	78	83	90	96	87
SG&A	58	51	73	65	60
Special & Restructuring Charges	3	-	7	-	-
Operating Income	**17**	**32**	**10**	**31**	**27**
Interest Expense	11	11	13	13	
Other(income) expense	2	2	(0)	(0)	
Pre-tax	4	20	(3)	18	
Tax (provision) benefit	(1)	(3)	(14)	(3)	
Net (Loss) Income from continuing operations	**3**	**17**	**(17)**	**15**	
Net (loss) Income from discontinued operations	**(2)**	**-**	**(4)**	**-**	
Net (Loss) Income	**2**	**17**	**(21)**	**15**	
EPS - Continuing Operations	**$ 0.16**	**$ 0.82**	**$ (0.84)**	**$ 0.76**	
EPS - Net Income	**$ 0.08**	**$ 0.82**	**$ (1.07)**	**$ 0.76**	

* ***Adjusted:*** *Reflects non-GAAP measures, see CIRCOR Q4 2019 earnings press release for definitions and a reconciliation to GAAP.*
* ***Adj Ex Div:*** *Adjusted P&L items excluding the impact of businesses divested prior to the end of Q4 2019 which are Reliability Services, Delden and Spence/ Nicholson.*
EPS: *Earnings (Loss) Per Share or Diluted Earnings Per Share*

Numbers may not add due to rounding.

Q4 2019 Highlights

($ millions)

Orders



271
-27
-10%
244
-3
-1%
-4
-2%
237
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops *
FX
Organic
Q4 2019 Reported

Revenue



267
-27
-10%
240
-3
-1%
5
2%
243
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops *
FX
Organic
Q4 2019 Reported

Adjusted Operating Income



31
11.6%
-4
-12%
27
11.4%
0
-2%
6
21%
32
13.3%
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops *
FX
Organic
Q4 2019 Reported

* *Q4 2018 Continuing Ops figures exclude the impact of businesses divested prior to the end of Q4 2019 which are Reliability Services, Delden, Spence/Nicholson.*

Numbers may not add due to rounding.

CIRCOR Delivered on its Strategic Priorities

CIRCOR

2019 Priorities	Our Results
1 A&D: Accelerating Growth With Further Margin Expansion	**A&D H2 YOY** ✓ Backlog: +14% ✓ Sales: +21% ✓ AOI: +57% ✓ AOI%: +500bps
2 Industrial: Driving Integration Synergies and Investing in Growth	✓ Synergies delivered $7M savings in 2019 ✓ Established dedicated aftermarket organization
3 Energy: Further Repositioning	✓ Exited commoditized O&G businesses ✓ Eliminated Energy Group
4 Prudent Portfolio Management	✓ Executed 4 divestitures. Gross proceeds of $342M ✓ Reduced Pro forma net leverage by 1.9 turns to 3.6X
5 Disciplined Investment in Growth	✓ 35 new products launched in 2019. Vitality revenue of $73M ✓ 2019 A&D RD&E spend: 5% of sales
6 Enhancing Operational Efficiency and Margin	✓ H2 2019 YOY margin expansion: 120bps ✓ Significant Corporate and Group cost reduction executed

CIRCOR Delivered on its 2019 Financial Commitments and is on Track for 2020 goals

CIRCOR

	Met 2019 Commitments			On Track for 2020
	2019E Commitment	2019E Commitment Adjusted for Divestitures[1]	2019 Reported	2020E Commitment[2]
Adj. EBITDA Margin	**128.0** *11.8%*	**123.5** *12.0%*	**123.5** *12.1%*	**139** *~15%*
Net Leverage	**4.9x**	→	**4.6x** *(3.6x PF for I&S)*	**~3.0x**

Notes
1. *Adjusted for divestiture for Spence & Nicholson*
2. *Adjusted for divestiture for Spence & Nicholson and I&S*

Industrial Segment Highlights

CIRCOR

($ millions)

Orders



122
-11
-9%
111
-2
-2%
-11
-10%
97
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops*
FX
Organic
Q4 2019 Reported

Revenue



121
-10
-8%
111
-2
-2%
-2
-1%
107
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops*
FX
Organic
Q4 2019 Reported

Adjusted Operating Income



15
12.2%
-2
-14%
13
11.5%
0
-3%
-1
-4%
12
11.0%
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops*
FX
Organic
Q4 2019 Reported

Comments on Organic YOY Results

Q4 2019 Orders

- Down primarily due to large project delays
- OEM weakness globally
- Partially offset by strong global growth in aftermarket

Q4 2019 Revenues

- Down mainly as a result of OEM decline and timing of large projects
- Partially offset by strong growth in Aftermarket

Q4 2019 Segment Operating Income & Margin

- Margin driven by volume and mix partially offset by price increases, simplification initiatives and productivity

** Continuing Ops figures exclude the impact of businesses divested prior to the end of Q4 2019 which are Delden and Spence/Nicholson.*

Numbers may not add due to rounding.

Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

Orders


0
-1%
-8
-10%
77
68
Q4 2018 Reported
FX
Organic
Q4 2019 Reported

Revenue


0
-1%
16
26%
63
79
Q4 2018 Reported
FX
Organic
Q4 2019 Reported

Adjusted Operating Income


0
0%
7
59%
11
18.0%
18
22.9%
Q4 2018 Reported
FX
Organic
Q4 2019 Reported

Comments on Organic YOY Results

Q4 2019 Orders

- Down due to timing of large orders in 2018
- Full year orders up 15% with book to bill ratio of over 1.15

Q4 2019 Revenues

- Growth across all Commercial Aerospace and Defense businesses, most notably JSF, Virginia Class and Dreadnought Subs

Q4 2019 Segment Operating Income & Margin

- Margin expansion driven by higher revenue, low-cost manufacturing growth, aftermarket and pricing initiatives

Numbers may not add due to rounding.

Energy Segment Highlights

($ millions)


Orders
72
-15
-21%
57
0
0%
14
24%
71
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops*
FX
Organic
Q4 2019 Reported


Revenue
83
-17
-20%
66
0
0%
-9
-14%
57
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops*
FX
Organic
Q4 2019 Reported


Adjusted Operating Income
13
15.4%
-2
-14%
11
16.9%
0
0%
-4
-35%
7
12.9%
Q4 2018 Reported
Divestitures
Q4 2018 Continuing Ops*
FX
Organic
Q4 2019 Reported

Comments on Organic YOY Results

Q4 2019 Orders

- Up primarily driven by timing of projects in Refinery Valves
- Order pipeline of Refinery Valves remains strong albeit lumpy

Q4 2019 Revenues

- Down mainly due to timing of projects in Refinery Valves

Q4 2019 Segment Operating Income & Margin

- Margin decline mainly due to lower volume combined with an unfavorable project mix in Refinery Valves

** Continuing Ops figures exclude the impact of business divested prior to the end of Q4 2019 which is Reliability Services.*

Numbers may not add due to rounding.

Q4 P&L Selected Items

CIRCOR

($ millions, except EPS)

	Q4 2019			Q4 2018			
	GAAP	Special	Adjusted*	GAAP	Special	Adjusted*	Adj Ex Div*
Orders	237	-	237	271	-	271	244
Sales	**243**	**-**	**243**	**267**	**-**	**267**	**240**
Operating Income	**17**	**15**	**32**	**10**	**21**	**31**	**27**
Interest Expense	11	-	11	13	-	13	
Other(income) expense	2	-	2	(0)	-	(0)	
Pre-tax	4	15	20	(3)	21	18	
Tax (provision) benefit	(1)	(2)	(3)	(14)	11	(3)	
Net (Loss) Income from continuing operations	**3**	**13**	**17**	**(17)**	**32**	**15**	
Net (loss) Income from discontinued operations	**(2)**	**2**	**-**	**(4)**	**4**	**-**	
Net (Loss) Income	**2**	**15**	**17**	**(21)**	**36**	**15**	
EPS - Continuing Operations	**$ 0.16**		**$ 0.82**	**$ (0.84)**		**$ 0.76**	
EPS - Net Income	**$ 0.08**		**$ 0.82**	**$ (1.07)**		**$ 0.76**	

Restructuring & Special Charges (exclude from AOI)

	Q4 2019	Q4 2018
Special Charges in Cost of Goods Sold		
Acquisition-related depreciation & amortization	5	6
Special Charges in SG&A		
Acquisition-related depreciation & amortization	7	8
(Gain) Loss on sale of building / businesses	(2)	4
Tender defense	1	-
Restructuring & cost saving initiatives	2	2
Acquisition & disposition-related fees	1	1
- subtotal	**10**	**15**
Total	**15**	**21**

* ***Adjusted:*** *Reflects non-GAAP measures, see CIRCOR Q4 2019 earnings press release for definitions and a reconciliation to GAAP.*

* ***Adj Ex Div:*** *Adjusted P&L items excluding the impact of businesses divested prior to the end of Q4 2019 which are Reliability Services, Delden and Spence/ Nicholson.*

EPS: *Earnings (Loss) Per Share or Diluted Earnings Per Share*

Numbers may not add due to rounding.

Cash Flow and Debt Position

CIRCOR

($ millions)

	Q4 2019	Q4 2018
Cash Flow from Operations	**17**	**31**
Capital Expenditures, net	2	(7)
Free Cash Flow	**18**	**24**

	31-Dec-19	31-Dec-18
Total Debt	**654**	**807**
Cash and Cash Equivalents	85	69
Net Debt	**569**	**739**

~150 debt paydown in YTD Q4 2019

End Market Overview

Segment	Trends	Outlook
 **Industrial**	▪ Muted growth in global capital projects ▪ Softness in N. America, APAC, Europe and China ▪ Strength in aftermarket globally	
 **Commercial Marine**	▪ Shipbuilding demand for merchant marine remains flat ▪ Off-shore vessels build rate very low ▪ Expanded global fleet aging, increasing aftermarket demand	
 **Downstream Oil & Gas**	▪ Refining capacity growth in Middle East and Asia Pacific ▪ Refining expansions and upgrades in the Americas ▪ IMO 2020 continues to drive investment	
 **Aerospace**	▪ Commercial aircraft build rates and backlog at historic highs ▪ Global airline passenger traffic growth ▪ Ramp up of newer programs	
 **Defense**	▪ Global increases in defense spending ▪ Key programs to receive increased funding / ramping up – Submarines / aircraft carriers – Joint Strike Fighter – Missiles	

12

Q1 2020 Guidance as of March 2, 2020

CIRCOR

(millions, except per share amounts)

	Q1 2020	
	Low	High
Net Revenue	$ 190	$ 205
Expected Adjusted Earnings Per Share	$ 0.50	$ 0.60
Expected Special / Restructuring Charges per share:		
- Special & Restructuring Charges	$ (0.27)	$ (0.17)
- Special Charges - M&A amortization related	$ (0.48)	$ (0.48)

Use of Non-GAAP Financial Measures

CIRCOR

Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding Engineered Valves). These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner.

For example:

- *We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.*
- *We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.*
- *We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.*
- *We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.*
- *Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss orders and revenue changes on an "organic" basis. Organic change is calculated assuming the divestures completed prior to December 31, 2019 were completed on January 1, 2018 and excluding the impact of changes in foreign currency exchange rates.*

CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's fourth-quarter 2019 news release available on its website at www.CIRCOR.com.

Figures labeled "Adjusted" exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's fourth-quarter 2019 news release available on its website at www.CIRCOR.com.